UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

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Prudential Bancorp, Inc. of Pennsylvania

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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November 26, 2008

Dear Shareholder:

You are cordially invited to attend the special meeting of shareholders of Prudential Bancorp, Inc. of Pennsylvania.  The meeting will be held in the Community Room at the main office of Prudential Savings Bank, located at 1834 West Oregon Avenue, Philadelphia, Pennsylvania, on Tuesday, December 23, 2008 at 11:00 a.m., Eastern Time.

At the special meeting, you will be asked to consider and approve the adoption of the 2008 Stock Option Plan and consider and approve the adoption of the 2008 Recognition and Retention Plan and Trust Agreement.  Each of these matters is more fully described in the accompanying materials.

It is very important that you be represented at the special meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the special meeting.  This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of and interest in Prudential Bancorp, Inc. of Pennsylvania is sincerely appreciated.

Very truly yours,

/s/ Thomas A. Vento
Thomas A. Vento
President and Chief Executive Officer

PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA 1834 West Oregon Avenue Philadelphia, Pennsylvania 19145 (215) 755-1500
NOTICE OF SPECIAL MEETING OF SHAREHOLDER
TIME	11:00 a.m., Eastern Time, Tuesday, December 23, 2008

PLACE	Prudential Savings Bank – Community Room 1834 West Oregon Avenue Philadelphia, Pennsylvania

ITEMS OF BUSINESS
(1)   To consider and approve the adoption of the 2008 Stock Option Plan;

(2)   To consider and approve the adoption of the 2008 Recognition and Retention Plan and Trust Agreement; and

(3)   To transact such other business, as may properly come before the meeting or at any adjournment thereof.  We are not aware of any other such business.

RECORD DATE	Holders of Prudential Bancorp common stock of record at the close of business on November 14, 2008 are entitled to vote at the meeting.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card sent to you.  Most shareholders whose shares are held in "street" name can also vote their shares over the Internet or by telephone.  If Internet or telephone voting is available to you, voting instructions are printed on the voting instruction form sent to you.  You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS /s/ Regina Wilson Regina Wilson Corporate Secretary
Philadelphia, Pennsylvania November 26, 2008

PROXY STATEMENT
OF
PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA
_____________________

ABOUT THE SPECIAL MEETING OF SHAREHOLDERS

This proxy statement is furnished to holders of common stock of Prudential Bancorp, Inc. of Pennsylvania, the parent holding company of Prudential Savings Bank.  Our Board of Directors is soliciting proxies to be used at the special meeting of shareholders to be held in the Community Room at the main office of Prudential Savings Bank, located at 1834 Oregon Avenue, Philadelphia, Pennsylvania, on Tuesday, December 23, 2008 at 11:00 a.m., Eastern Time, and any adjournment thereof, for the purposes set forth in the Notice of Special Meeting of Shareholders.  This proxy statement is first being mailed to shareholders on or about November 26, 2008.

What is the purpose of the special meeting?

At our special meeting, shareholders will act upon the matters outlined in the notice of meeting, including the adoption of the 2008 Stock Option Plan and the 2008 Recognition and Retention Plan and Trust Agreement.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the record date for the meeting, November 14, 2008, are entitled to vote at the meeting. On the record date, we had 11,069,866 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted.  Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible.  This will enable your shares to be represented and voted at the special meeting.

If my shares are held in "street name" by my broker, could my broker automatically vote my shares for me?

Your broker may not vote on the adoption of the 2008 Stock Option Plan and the 2008 Recognition and Retention Plan if you do not furnish instructions for such proposals.  You should use the voting instruction form provided by the institution that holds your shares to instruct your broker to vote your shares.

Can I attend the meeting and vote my shares in person?

All shareholders are invited to attend the special meeting.  Shareholders of record can vote in person at the special meeting.  If your shares are held in "street name," then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the special meeting.

Can I change my vote after I return my proxy card?

Yes.  If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

•
First, you may send a written notice to our Corporate Secretary, Ms. Regina Wilson, Prudential Bancorp, Inc. of Pennsylvania, 1834 West Oregon Avenue, Philadelphia, Pennsylvania 19145, in advance of the meeting stating that you would like to revoke your proxy.

•	Second, you may complete and submit a new proxy form before the special meeting. Any earlier executed proxies will be revoked automatically.

•	Third, you may attend the special meeting and vote in person. Any earlier executed proxy will be revoked. However, attending the special meeting without voting in person will not revoke your proxy.

If your shares are held in "street" name and you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of votes that all shareholders are entitled to cast on a particular matter will constitute a quorum.  Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote FOR the adoption of the 2008 Stock Option Plan and FOR the adoption of the 2008 Recognition and Retention Plan and Trust Agreement.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the special meeting and any adjournment of the special meeting and will not be used for any other meeting.

What vote is required to approve each item?

The affirmative vote of a majority of the total votes cast at the special meeting is required for approval of the proposals to adopt the 2008 Stock Option Plan and adopt the 2008 Recognition and Retention Plan and Trust Agreement.  Under the Pennsylvania Business Corporation Law, an abstention or broker non-vote does not count as a vote cast and will not affect the vote required for the proposals to adopt the 2008 Stock Option Plan and the 2008 Recognition and Retention Plan and Trust Agreement. We expect that Prudential Mutual Holding Company, which holds more than a majority of our issued and outstanding shares of common stock, will vote in favor of the 2008 Stock Option Plan and the 2008 Recognition and Retention Plan.  Accordingly, assuming Prudential Mutual Holding Company votes the shares of common stock owned thereby, the approval of both of the plans is assured.

On November 7, 2008, Prudential Mutual Holding Company, Prudential Bancorp, Inc. of Pennsylvania, and Prudential Savings Bank entered into a Settlement Agreement with Stilwell Value Partners I, L.P. and its affiliates.  Under the terms of the Settlement Agreement, Stilwell Value Partners and its affiliates agreed to terminate a lawsuit brought by Stilwell Value Partners against Prudential Bancorp, Prudential Mutual Holding Company and the directors of Prudential Bancorp and Prudential Mutual Holding Company and to withdraw the demand that various actions be taken by Prudential Bancorp.  Stilwell Value Partners had brought suit seeking equitable relief including (1) enjoining Prudential Bancorp and its directors from allowing Prudential Mutual Holding Company to participate in any shareholder vote to consider the adoption of proposed stock option and stock recognition and retention plans and (2) enjoining Prudential Mutual Holding Company from participating in any shareholder vote to approve such plans.  Under the terms of the Settlement Agreement, Stilwell Value Partners and its affiliates also agreed to vote all the shares of common stock of Prudential Bancorp they beneficially own in favor of the 2008 Stock Option Plan and the 2008 Recognition and Retention Plan and Trust Agreement.  As of November 14, 2008, Stilwell Value Partners and its affiliates beneficially owned 1,068,600 shares of common stock.

PROPOSAL TO ADOPT THE 2008 STOCK OPTION PLAN (Proposal One)

General

On November 19, 2008, the Board of Directors adopted the 2008 Stock Option Plan, which is designed to attract and retain qualified officers, employees and non-employee directors, provide officers, employees and non-employee directors with a proprietary interest in Prudential Bancorp as an incentive to contribute to our success and reward officers, employees and non-employee directors for outstanding performance.  The Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code and non-qualified or compensatory stock options (the incentive stock options and the non-qualified (compensatory) options are together called, the "options").  Options will be available for grant to officers, employees and directors of Prudential Bancorp and any subsidiary except that non-employee directors will be eligible to receive only awards of non-qualified options.  The Board of Directors believes that the Stock Option Plan is in the best interest of Prudential Bancorp and our shareholders.  If shareholder approval is obtained, it is expected that options to acquire shares of common stock will be awarded to officers, employees and non-employee directors of Prudential Bancorp and Prudential Savings Bank with an exercise price equal to the fair market value of the common stock on the date of grant.

Description of the Stock Option Plan

The following description of the Stock Option Plan is a summary of its terms and is qualified in its entirety by reference to the Stock Option Plan, a copy of which is attached hereto as Appendix A.

Administration. The Stock Option Plan will be administered and interpreted by a committee of the Board of Directors that is currently comprised of Messrs. Fanelli, Mulcahy and Packer, who is chairman.

Number of Shares Covered by the Stock Option Plan.  A total of 565,369 shares of common stock have been reserved for future issuance pursuant to the Stock Option Plan which is equal to 10% of the shares of common stock sold in the mutual holding company reorganization completed on March 29, 2005, not including shares issued to Prudential Mutual Holding Company.  Under the terms of the Settlement Agreement, Prudential Bancorp agreed to purchase the shares necessary to fund options that are granted in either open market or privately negotiated transactions rather than issuing authorized but unissued shares or shares held in treasury at the time the Settlement Agreement was entered into with Stilwell Value Partners; provided, however, if Prudential Mutual Holding Company completes a second step conversion to the public stock holding company form of organization, the obligation to fund the options granted under the Stock Option Plan from repurchased shares will be deemed to have been satisfied. The Stock Option Plan provides that grants to each officer or employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the Stock Option Plan, respectively.  Option grants made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Stock Option Plan.  In the event of a stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of common stock under the Stock Option Plan, the number of shares to which any option grant relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding or such capital adjustment.

Stock Options.  Under the Stock Option Plan, the Board of Directors or the committee appointed by the Board will determine which employees, including officers, and non-employee directors (including advisory or emeritus directors) will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option and whether such options may be exercised by delivering other shares of common stock.  Under the terms of the Settlement Agreement entered into with Stilwell Value Partners and its affiliates, Prudential Bancorp agreed that it would engage an independent benefits consulting firm to assist the committee in administering the Stock Option Plan, including assisting in determining the appropriate level of grants thereunder.  The Stock Option Plan, the per share exercise price of both an incentive and a compensatory stock option must at least equal the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to individuals who beneficially own 10% or more of the issued and outstanding shares of Prudential Bancorp common stock).

Vesting. Options will generally become vested and exercisable at the rate of 20% per year over five years, commencing one year from the date of grant.  The right to exercise will be cumulative.  However, no vesting may occur on or after a participant's employment or service with Prudential Bancorp or any of our subsidiaries is terminated for any reason other than his death or disability.  Unless the committee or Board of Directors specifies otherwise at the time an option is granted, all options granted to participants will become vested and exercisable in full on the date an optionee terminates his employment or service with Prudential Bancorp or a subsidiary company because of his death or disability or as of the effective date of a change in control.

Duration of Options. Each stock option or portion thereof will be exercisable at any time on or after it vests and is exercisable until the earlier of either:  (1) ten years after its date of grant or (2) six months after the date on which the optionee's employment or service terminates, unless the committee or the Board of Directors determines at the date of grant to extend such period of exercise for a period of up to three years from such termination.  Unless stated otherwise at the time an option is granted, (a) if an optionee terminates his employment or service with Prudential Bancorp or a subsidiary company as a result of disability or retirement without having fully exercised his options, the optionee will have three years following his termination due to disability or retirement to exercise such options, and (b) if an optionee terminates his employment or service with Prudential Bancorp following a change in control of Prudential Bancorp without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten year term of the option.  However, failure to exercise incentive stock options within 90 days after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee.  If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability or retirement and dies without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate will have the right to exercise such options during the one year period following his death.  In no event may any option be exercisable more than ten years from the date it was granted.

Transferability.  Stock options generally are non-transferable except by will or the laws of descent and distribution, and during an optionee's lifetime, may be exercisable only by the optionee or his guardian or legal representative.  However, an optionee who holds non-qualified options may transfer such options to his or her immediate family, including the optionee's spouse, children, stepchildren, parents, grandchildren and great grandchildren, or to a duly established trust for the benefit of one or more of these individuals.  Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred will be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

Paying for Shares.  Payment for shares purchased upon the exercise of options may be made (a) in cash or by check, (b) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to Prudential Bancorp the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations or (c) if permitted by the committee or the Board of Directors, by delivering shares of common stock (including shares acquired pursuant to the previous exercise of an option) with a fair market value equal to the total purchase price of the shares being acquired pursuant to the option. With respect to subclause (c) in the preceding sentence, the shares of common stock delivered to pay the purchase price must have either been (1) purchased in open market transactions or (2) issued by Prudential Bancorp pursuant to a plan thereof, in both cases more than six months prior to the exercise date of the option.

Term of the Stock Option Plan.  Unless sooner terminated, the Stock Option Plan shall continue in effect for a period of ten years from November 19, 2008 assuming approval of the Stock Option Plan by our shareholders.  Termination of the Stock Option Plan shall not affect any previously granted options.

Federal Income Tax Consequences.  Under current provisions of the Internal Revenue Code, the federal income tax treatment of incentive stock options and compensatory stock options is different.  Regarding incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to Prudential Bancorp at any time as a result of such grant or exercise.  An optionee, however, may be subject to the alternative minimum tax upon exercise of an incentive stock option.  With respect to compensatory stock options, the difference between the fair market value of the shares on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and Prudential Bancorp will be entitled to a deduction in the amount of income so recognized by the optionee.

Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its chief executive officer and the four other most highly compensated executive officers ("covered executives").  Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation.  In order for compensation to qualify for this exception:  (a) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (b) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (c) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to, and approved by, shareholders in a separate vote prior to payment; and (d) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied (the "certification requirement").

Treasury regulations provide that compensation attributable to a compensatory stock option is deemed to satisfy the requirement that compensation be paid solely on account of the attainment of one or more performance goals if:  (a) the grant is made by a compensation committee consisting solely of two or more outside directors, as defined; (b) the plan under which the option right is granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee; (c) under the terms of the option, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant; and (d) the stock option plan is disclosed to and subsequently approved by the shareholders.  The certification requirement is not necessary if these other requirements are satisfied.

The Stock Option Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code and, as a result, we believe that compensation attributable to stock options granted under the Stock Option Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Internal Revenue Code.  The Board of Directors believes that the likelihood of any impact on Prudential Bancorp from the deduction limitation contained in Section 162(m) of the Internal Revenue Code is remote at this time.

The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete.  Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances.  Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Accounting Treatment.  In December 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123R (revised 2004), Share-Based Payment, which revises SFAS No. 123, Accounting for Stock-Based Compensation, and supersedes Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees.  SFAS No. 123R requires Prudential Bancorp to recognize the cost of employee services received in share-based payment transactions, including the Stock Option Plan, and measure the cost on the grant-date fair value of the award. That cost will be recognized over the period during which an employee is required to provide service in exchange for the award.

Shareholder Approval. No options will be granted under the Stock Option Plan unless the Stock Option Plan is approved by shareholders.  Shareholder approval of the Stock Option Plan will also satisfy The Nasdaq Stock Market® listing and federal tax requirements.  We expect that Prudential Mutual Holding Company will vote the shares it owns for the Stock Option Plan, thereby assuring the approval of the Stock Option Plan.

Options to be Granted. The Board of Directors of Prudential Bancorp adopted the Stock Option Plan, and the committee established thereunder intends to meet promptly after approval by shareholders to determine the specific terms of options, including the allocation of options to executive officers, employees and non-employee directors of Prudential Bancorp and Prudential Savings Bank.  At the present time, no specific determination has been made as to allocation of grants.  The committee is also considering awarding options to certain non-executive officers and employees of Prudential Savings Bank.  However, under the terms of the Settlement Agreement, Prudential Bancorp agreed to engage an independent benefits consulting firm to assist the committee in administering the Stock Option Plan as well as in determining the level of grants thereunder.

The Board of Directors recommends that you vote FOR adoption of the 2008 Stock Option Plan.

PROPOSAL TO ADOPT THE 2008 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT (Proposal Two)

General

On November 19, 2008, the Board of Directors adopted the 2008 Recognition and Retention Plan and Trust Agreement, the objective of which is to enable Prudential Bancorp to provide officers, employees and non-employee directors of Prudential Bancorp and Prudential Savings Bank with a proprietary interest in Prudential Bancorp and as an incentive to contribute to our success.  Officers, employees and non-employee directors of Prudential Bancorp and Prudential Savings Bank who are selected by the Board of Directors of Prudential Bancorp or members of a committee appointed by the Board will be eligible to receive benefits under the Recognition and Retention Plan.  If shareholder approval is obtained, shares are expected to be granted to officers, employees and non-employee directors as determined by the committee or the Board of Directors.

Description of the Recognition and Retention Plan

The following description of the Recognition and Retention Plan is a summary of its terms and is qualified in its entirety by reference to the Recognition and Retention Plan, a copy of which is attached hereto as Appendix B.

Administration.  A committee of the Board of Directors of Prudential Bancorp will administer the Recognition and Retention Plan, which currently consists of Messrs. Fanelli, Mulcahy and Packer, who is chairman.  The members of the committee also serve as initial trustees of the Trust established pursuant to the Recognition and Retention Plan.  Under the terms of the Settlement Agreement, Prudential Bancorp agreed to engage a third party independent consultant to assist the committee in determining the appropriate level of grants.

Number of Shares Covered by the Recognition and Retention Plan.  Upon shareholder approval of the Recognition and Retention Plan, Prudential Bancorp expects to contribute sufficient funds to the Recognition and Retention Plan Trust so that the Trust can purchase a number of shares of common stock equal to 4% of the common stock sold in the mutual holding company reorganization, not including shares issued to Prudential Mutual Holding Company, or 226,148 shares.  Under the terms of the Settlement Agreement, Prudential Bancorp agreed to acquire the shares necessary to fund grants through open market or privately negotiated purchases; provided, however, such commitment will be deemed to have been satisfied if Prudential Mutual Holding Company completes a second step conversion to the public stock holding company form of organization before purchasing all the shares necessary to fund grants made pursuant to the Recognition and Retention Plan.

Grants.  Shares of common stock granted pursuant to the Recognition and Retention Plan will be in the form of restricted stock generally payable over a five-year period at a rate of 20% per year, beginning one year from the anniversary date of the grant.  A recipient will be entitled to all shareholder rights with respect to shares which have been earned and distributed under the Recognition and Retention Plan.  However, until such shares have been earned and distributed, they may not be sold, assigned, pledged or otherwise disposed of and are required to be held in the Trust.  In addition, any cash dividends or stock dividends declared in respect of unvested share awards will be held by the Trust for the benefit of the recipients of such plan share awards and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the recipients thereof as soon as practicable after the plan share awards are earned.

If a recipient terminates employment or service with Prudential Bancorp for reasons other than death, disability or change in control, the recipient will forfeit all rights to the allocated shares under restriction.  All shares subject to an award held by a recipient whose employment or service with Prudential Bancorp or any subsidiary terminates due to death or disability shall be deemed earned as of the recipient's last day of employment or service with Prudential Bancorp or any subsidiary and shall be distributed as soon as practicable thereafter.  In the event of a change in control of Prudential Bancorp, all shares subject to an award shall be deemed earned as of the effective date of such change in control.

Performance Share Awards. The Recognition and Retention Plan provides the committee with the ability to condition or restrict the vesting or exercisability of any Recognition and Retention Plan award upon the achievement of performance targets or goals as set forth under the Recognition and Retention Plan.  Any Recognition and Retention Plan award subject to such conditions or restrictions is considered to be a "Performance Share Award."  Subject to the express provisions of the Recognition and Retention Plan and as discussed in this paragraph, the committee has discretion to determine the terms of any Performance Share Award, including the amount of the award, or a formula for determining such, the performance criteria and level of achievement related to these criteria which determine the amount of the award granted, issued, retainable and/or vested, the period as to which performance shall be measured for determining achievement of performance (a "performance period"), the timing of delivery of any awards earned, forfeiture provisions, the effect of termination of timing of delivery of any awards earned, forfeiture provisions, the effect of termination of employment for various reasons, and such further terms and conditions, in each case not inconsistent with the Recognition and Retention Plan, as may be determined from time to time by the committee.  Each Performance Share Award shall be granted and administered to comply with the requirements of Section 162(m) of the Internal Revenue Code.  Accordingly, the performance criteria upon which Performance Share Awards are granted, issued, retained and/or vested shall be a measure based on one or more Performance Goals (as defined below).  Notwithstanding satisfaction of any Performance Goals, the number of shares granted, issued, retainable and/or vested under a Performance Share Award may be reduced or eliminated, but not increased, by the committee on the basis of such further considerations as the committee in its sole discretion shall determine.

Subject to shareholder approval of the Recognition and Retention Plan, the Performance Goals for any Performance Share Award shall be based upon any one or more of the following performance criteria, either individually, alternatively or  any combination, applied to either Prudential Bancorp as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as preestablished by the committee under the terms of the Performance Share Award: net income, as adjusted for non-recurring items; cash earnings; earnings per share; cash earnings per share; return on average equity; return on average assets; assets; stock price; total shareholder return; capital; net interest income; market share; cost control or efficiency ratio; and asset growth.

Federal Income Tax Consequences.  Pursuant to Section 83 of the Internal Revenue Code, recipients of Recognition and Retention Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of common stock granted to them at the time that the shares vest.  A recipient of a Recognition and Retention Plan award may elect to accelerate the recognition of income with respect to his or her grant to the time when shares of common stock are first issued to him or her, notwithstanding the vesting schedule of such awards.  Prudential Bancorp will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of Recognition and Retention Plan awards in the year in which such amounts are included in income.

Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its covered executives.  Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation.  In order for compensation to qualify for this exception: (a) it must be paid solely on account of the attainment of one or more pre-established, objective performance goals; (b) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (c) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to and approved by shareholders in a separate vote prior to payment; and (d) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied.

The Recognition and Retention Plan, with respect to Performance Share Awards, has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code and, as a result, we believe that compensation attributable to Performance Share Awards granted under the Recognition and Retention Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Internal Revenue Code.  The Board of Directors believes that the likelihood of any impact on Prudential Bancorp from the deduction limitation contained in Section 162(m) of the Internal Revenue Code is remote at this time.

The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete.  Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances.  Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Accounting Treatment.  For a discussion of SFAS No. 123 and SFAS No 123(R), see "Proposal to Adopt the 2008 Stock Option Plan - Description of the Stock Option Plan - Accounting Treatment."  Prudential Bancorp will recognize a compensation expense as shares of common stock granted pursuant to the Recognition and Retention Plan vest.  The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the common stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes, unless the grants are performance based.  In such event, the fair market value on the date of vesting will be recognized as compensation expense.  The vesting of plan share awards will have the effect of increasing Prudential Bancorp's compensation expense and will be a factor in determining Prudential Bancorp's earnings per share on a fully diluted basis.

Shareholder Approval.  No awards will be granted under the Recognition and Retention Plan unless the Recognition and Retention Plan is approved by our shareholders.  Shareholder approval of the Recognition and Retention Plan will also satisfy The Nasdaq Stock Market® listing requirements.  We expect that Prudential Mutual Holding Company will vote the shares it owns for the Recognition and Retention Plan, thereby assuring the approval of the Recognition and Retention Plan.

Shares to be Granted.  The Board of Directors of Prudential Bancorp adopted the Recognition and Retention Plan and the committee established thereunder intends to grant shares to executive officers, employees and non-employee directors of Prudential Bancorp and Prudential Savings Bank. The Recognition and Retention Plan provides that grants to each employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the Recognition and Retention Plan, respectively.  Awards made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Recognition and Retention Plan.  Although, the committee expects to act promptly after receipt of shareholder approval to issue awards under the Recognition and Retention Plan, the timing of any such grants, the individual recipients and the specific amounts of such grants have not been determined.  In addition, under the terms of the Settlement Agreement, Prudential Bancorp agreed to engage an independent benefits consulting firm to assist the committee in determining the appropriate level of grants.  It is expected such firm would also assist the committee in establishing performance criteria to the extent that the committee determines to grant Performance Share Awards.

The Board of Directors recommends that you vote FOR adoption of the
2008 Recognition and Retention Plan and Trust Agreement

MANAGEMENT COMPENSATION

Summary Compensation Table

The following table summarizes the total compensation paid by Prudential Savings Bank (including amounts deferred, if any, to future periods by the officers) for services rendered in all capacities during the fiscal year ended September 30, 2008 to the principal executive officer and the two other executive officers of Prudential Savings Bank during fiscal 2008 whose total compensation exceeded $100,000, collectively referred to as our "named executive officers."  Prudential Bancorp and Prudential Mutual Holding Company have not paid separate cash compensation to our officers and directors.

Name and Principal Position	Fiscal Year	Salary	Bonus(1)	Change in Pension Value And Nonqualified Deferred Compensation Earnings	All Other Compensation(2)		Total
Thomas A. Vento,	2008	$270,300	$18,166	$114,000	$64,224	(3)	$466,690
President and Chief Executive Officer	2007	265,000	31,376	9,000	68,350		373,726

Joseph R. Corrato,	2008	168,300	11,310	87,000	33,267		299,877
Executive Vice President and Chief Financial Officer	2007	165,000	19,536	23,000	31,635		239,171

David H. Krauter,	2008	120,554	5,064	46,000	25,690		197,308
Vice President and Chief Lending Officer	2007	118,190	8,746	59,000	14,856		200,792
___________________
(1)	Represents bonuses earned in the fiscal year which were paid in the following fiscal year.

(2)
Includes the fair market value on December 31, 2007 of a share of our common stock ($12.45), the date the 1,646, 1,385, and 967 shares were allocated to the Employee Stock Ownership Plan accounts of Messrs. Vento, Corrato and Krauter, respectively, and the value of the use of automobiles by Messrs. Vento, Corrato and Krauter of $12,581, $15,727 and $13,511, respectively.  The values of the use of the automobiles is based on depreciation, insurance and fuel and maintenance expense.  Also includes for Mr. Corrato, the value of the use of a personal computer.

(3)	Includes for Mr. Vento an aggregate of $25,200 paid in fiscal 2008 as board or committee meeting fees and reimbursement of $941 in Philadelphia city wage taxes.

Employment Agreements

In connection with the reorganization completed in March 2005, Prudential Savings Bank entered into employment agreements with Messrs. Vento and Corrato.  The employment agreements have a term of three years with respect to Mr. Vento and two years with respect to Mr. Corrato, in each case beginning on March 29, 2005.  The term will be extended annually thereafter unless either Prudential Savings Bank or the executive gives notice at least 30 days prior to the annual anniversary date that the agreement shall not be extended.  Under the terms of the employment agreements, Messrs. Vento and Corrato received an initial annual base salary, which shall be reviewed from time to time by the board of directors.  The executives are also entitled to participate in our benefit plans and programs and receive reimbursement for reasonable business expenses.  Each of the employment agreements is terminable with or without cause by Prudential Savings Bank. The executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination by the executive without good cause (as defined in the agreement) or termination by Prudential Savings Bank for cause, disability, retirement or death.

In the event that (i) the executive terminates his employment because of failure to comply with any material provision of the employment agreement by Prudential Savings Bank or (ii) the employment agreement is terminated by Prudential Savings Bank other than for cause, disability, retirement or death, Messrs. Vento and Corrato will be entitled to the payment of two (Mr. Vento) and one (Mr. Corrato) times their respective average annual cash compensation (salary and cash bonuses) as cash severance and the maintenance until the earlier to occur of the passage of two years (Mr. Vento) or one year (Mr. Corrato) or, until the executive's full time employment with another employer, of the executive's participation in all employee benefit plans in which the executive was entitled to participate or similar plans, programs or arrangements if his continued participation is not permissible.

In the event that the executive's employment is terminated in connection with a change in control, as defined in the employment agreements, for other than cause, disability, retirement or death or the executive terminates his employment as a result of certain adverse actions which are taken with respect to the executive's employment following a change in control, as defined, Messrs. Vento or Corrato, as the case may be, will be entitled to a cash severance payment equal to three and two times their respective average annual cash compensation and the maintenance, as described above, of the employee benefit plans for three and two years, respectively, or until the executive's full-time employment with another employer that provides similar benefits. Benefits under the employment agreements will be reduced to the extent necessary to ensure that the executives do not receive any "parachute payment" as such term is defined under Section 280G of the Internal Revenue Code.

The agreements were amended and restated in November 2008 to render them in compliance with the requirements of Section 409A of the Internal Revenue Code; no change in the benefits provided by the agreements occurred as a result of the amendments.

Benefit Plans

Retirement Plan.  Prudential Savings Bank participates in the Financial Institutions Retirement Fund, a multiple employer defined benefit plan intended to satisfy the tax-qualification requirements of Section 401(a) of the Internal Revenue Code.  Full-time employees become eligible to participate in the retirement plan upon the attainment of age 21 and the completion of one year of eligibility service.  For purposes of the retirement plan, a full-time employee earns one year of eligibility service when he completes 1,000 hours of service within a one-year eligibility computation period.  An employee's first eligibility computation period is the one-year period beginning on the employee's date of hire.  Subsequent eligibility computation periods begin on January 1 and end on December 31.

The retirement plan provides for a monthly benefit upon a participant's retirement at or after the age of 65, or if later, the fifth anniversary of the participant's initial participation in the retirement plan (i.e., the participant's "normal retirement date").  A participant may also receive a benefit on his early retirement date, which is the date on which he attains age 45 and is partially or fully vested under the terms of the retirement plan.  Benefits received prior to a participant's normal retirement date are reduced by certain factors set forth in the retirement plan.  Participants become fully vested in their benefits under the retirement plan upon the completion of five years of vesting service as well as upon the attainment of normal retirement age (age 65).

Endorsement Split Dollar Agreements.  Prudential Savings Bank purchased insurance policies on the lives of its executive officers named in the Summary Compensation Table above, and has entered into Endorsement Split Dollar Agreements with each of those officers.  The policies are owned by Prudential Savings Bank.  Under the agreements with the named executive officers, upon an officer's death while he or she remains employed by Prudential Savings Bank, the officer's beneficiary will receive two times, one times in the case of Mr. Vento, the officer's salary as of the date of death.  Pursuant to the terms of the agreements, Prudential Savings Bank has elected to not extend such benefits after a termination of employment.  Such amounts will be funded from the receipt of the death benefits under the insurance policies on such officer's life in excess of the cash surrender value.  Prudential Savings Bank will receive the full cash surrender value, which is expected to reimburse Prudential Savings Bank in full for its life insurance investment as well as the remainder, if any, in excess of the net proceeds after payments to the officer's beneficiaries.

The Endorsement Split Dollar Agreements may be terminated at any time by Prudential Savings Bank or the officer or by Prudential Savings Bank upon the officer's termination of service to Prudential Savings Bank.  Upon termination, Prudential Savings Bank may surrender the policy and collect the cash surrender value.

Directors' Compensation

The following table sets forth certain information regarding the compensation paid to our non-employee directors during fiscal year 2008.

Name	Fees Earned or Paid in Cash	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation(1)	Total
Jerome R. Balka	$27,600	$--	$--	$46,000	$73,600
A. J. Fanelli	33,200	--	--	--	33,200
John P. Judge	29,725	--	--	41,754	71,479
Francis V. Mulcahy	31,600	--	--	--	31,600
Joseph W. Packer, Jr	109,944	--	--	35,716	145,660
________________
(1)
Represents for Mr. Balka, his annual retainer as solicitor of Prudential Savings Bank, for Mr. Judge, life insurance premiums, health insurance premiums and reimbursement of certain Philadelphia city taxes of $25,670, $15,030 and $1,054, respectively, and for Mr. Packer, includes life insurance premiums, health insurance premiums and reimbursement of certain Philadelphia city taxes of $16,583, $15,030 and $4,103, respectively.

(2)	Mr. Judge resigned from the Board of Directors of Prudential Bancorp as well as Prudential Mutual Holding Company and Prudential Savings Bank effective June 18, 2008.

We do not pay separate compensation to directors for their service on the Board of Directors of Prudential Bancorp.  In fiscal 2008, members of Prudential Savings Bank's Board of Directors received an annual retainer of $21,600.  Members also received $1,800 per special meeting attended.  The annual retainer will increase to $22,680 and the special meeting attendance fee will increase to $1,890 per meeting for fiscal 2009.  For fiscal 2008, members of the Audit Committee, Executive Committee, Compensation Committee and Budget/Finance Committee received fees of $800 per meeting attended.  The attendance fee for such committees for fiscal 2009 will increase to $840 per meeting attended.  As Chairman of the Board, Mr. Packer received an annual retainer of $71,145 in fiscal 2008 in addition to board and committee meeting fees.  For fiscal 2009, Mr. Packer's annual retainer as Chairman will increase to $74,702, in addition to standard board and committee meeting fees.  Mr. Judge received an additional $3,825 for service as chairman of Prudential Savings Bank's Finance Committee from October 1, 2007 through his resignation in June 2008.  As solicitor of Prudential Savings Bank, Mr. Balka received in fiscal 2008 an annual retainer of $46,000, which will increase to $48,300 in fiscal 2009.  He also received the normal meeting fee for service on the Executive Committee and the normal annual Board retainer of $21,600. Board fees are subject to periodic adjustment by the Board of Directors.

Amended and Restated Post Retirement Agreement.  In November 2004, Prudential Savings Bank entered into an Amended and Restated Post Retirement Agreement with Mr. Packer, Chairman of the Board and former President and Chief Executive Officer of Prudential Savings Bank.  Pursuant to the post retirement agreement, Prudential Savings Bank agreed to provide Mr. Packer and his spouse with continued health and life insurance comparable to that in effect at Mr. Packer's retirement as an employee, as well as continued participation in a split dollar life insurance plan.  The post retirement agreement was amended and restated in November 2008 to satisfy the requirements of Section 409A of the Internal Revenue Code; no adjustment to the benefits provided under the agreement was made.

Split Dollar Insurance Agreements. Prudential Savings Bank maintains insurance policies on the lives of Messrs. Packer and Judge and their respective spouses, and entered into a Collateral Assignment Agreement with Mr. Packer in 1993 and Split-Dollar Agreements and related Collateral Assignment Agreements with Messrs. Packer and Judge in June 1994.  The policies are owned by Messrs. Packer and Judge and are assigned to Prudential Savings Bank, which pays the annual premiums on the policies.  Under the agreements, upon the death of the director and his spouse (except with respect to the 1993 Collateral Assignment Agreement, which will be triggered by the death solely of Mr. Packer), Prudential Savings Bank will receive an amount equal to the premiums paid on the policies less any fees due to the insurer.  The remaining death benefits under the insurance policies will be paid to the respective beneficiaries. The Split-Dollar Agreements may be terminated at any time by either the director and his spouse or Prudential Savings Bank with the consent of the other party.  Amendments to the Split-Dollar Agreements and Collateral Assignment Agreements were adopted in November 2008 in order to render the agreements in compliance with Section 409A of the Internal Revenue Code; no changes in benefits provided by the Split-Dollar Agreements were made as a result of such amendment.

Compensation Committee Interlocks and Insider Participation

Determinations regarding compensation of our President and Chief Executive Officer, our senior management and our employees are reviewed and approved by Prudential Bancorp's Compensation Committee.  Messrs. Fanelli, Mulcahy and Packer, who is the Committee's Chairman, currently serve as members of the Compensation Committee.

No person who served as a member of the Compensation Committee during fiscal 2008 was a current or, other than Mr. Packer, former officer or employee of Prudential Bancorp or Prudential Savings Bank or engaged in certain transactions with Prudential Bancorp or Prudential Savings Bank required to be disclosed by regulations of the Securities and Exchange Commission.  Mr. Packer served as an executive officer of Prudential Savings Bank prior to 1993. Additionally, there were no Compensation Committee "interlocks" during fiscal 2008, which generally means that no executive officer of Prudential Bancorp served as a director or member of the Compensation Committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee.

Related Party Transactions

In accordance with applicable federal laws and regulations, Prudential Savings Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans.  These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons.  It is the belief of management that these loans neither involve more than the normal risk of collectability nor present other unfavorable features.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of November 14, 2008, the voting record date, certain information as to the common stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (ii) the directors of Prudential Bancorp, (iii) certain executive officers of Prudential Bancorp; and (iv) all directors and executive officers of Prudential Bancorp as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of November 14, 2008(1)	Percent of Common Stock
Prudential Mutual Holding Company	7,059,062	63.8%
1834 Oregon Avenue
Philadelphia, Pennsylvania 19145

Stilwell Value Partners I, L.P. Stilwell Partners, L.P.,	1,068,600(2)	9.7%
Stilwell Value LLC, Joseph Stilwell and John Stilwell
26 Broadway Street, 23rd Floor
New York, New York 10004

Directors:
Jerome R. Balka, Esq.	15,970(3)	*
A. J. Fanelli	2,100(4)	*
Francis V. Mulcahy	2,000	*
Joseph W. Packer, Jr.	20,000(5)	*
Thomas A. Vento.	31,936(6)	*

Other Named Executive Officers:
Joseph R. Corrato	7,418(7)	*
David H. Krauter	6,857(8)	*

All Directors and Executive Officers as a group (8 persons)	87,437	0.8%
___________________
*	Represents less than one percent of Prudential Bancorp's outstanding common stock.

(1)
Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals.  Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(Footnotes continued on following page)

___________________

(2)
Based on information contained in a Schedule 13D/A filed on November 14, 2008. The individual and entities share the voting and dispositive power with respect to all of the 1,068,600 shares they own, with the exception of John Stilwell who has sole voting and dispositive power with respect to 3,800 shares.  The business address of Stilwell Value Partners I, L.P., Stilwell Partners, L.P., Stilwell Associates, L.P., Stilwell Value LLC and Joseph Stilwell is 26 Broadway, 23rd Floor, New York, New York 10004.

(3)
Includes 5,000 shares held in Mr. Balka's individual retirement account and 70 shares held by the estate of Helen Klara for whom Mr. Balka is guardian. Also includes 1,500 shares held by the Marie Montone Drazen Trust, 400 shares held by the Lillian Montone Allen Trust, 5,000 shares held by the Balka Grandchildren Trust and 1,000 shares held by the Danielle Thomas Revocable Trust, over which Mr. Balka disclaims beneficial ownership.

(4)	Includes 2,000 shares held jointly with Mr. Fanelli's spouse.

(5)	Includes 10,000 shares held by Mr. Packer's spouse.

(6)
Includes 27,435 shares held in Mr. Vento's account in Prudential Savings Bank's 401(k) Plan; however, for purposes of voting authority as of November 14, 2008, Mr. Vento had voting power over 27,122 shares in the 401(k) Plan, and 4,814 shares allocated to Mr. Vento's account in the Prudential Savings Bank Employee Stock Ownership Plan.

(7)
Includes 79 shares held by Mr. Corrato as custodian for his son and 3,364 shares held in Mr. Corrato's account in Prudential Savings Bank's 401(k) Plan; however, for purposes of voting authority, Mr. Corrato had voting power over 3,325 shares in the 401(k) Plan, and 3,861 shares allocated to Mr. Corrato's account in the Prudential Savings Bank Employee Stock Ownership Plan.

(8)
Includes 2,072 shares held in Prudential Savings Bank's 401(k) Plan for the benefit of Mr. Krauter; however, for purposes of voting authority, Mr. Krauter had voting power over 2,048 shares in the 401(k) Plan, and 2,737 shares allocated to Mr. Krauter's account in the Prudential Savings Bank Employee Stock Ownership Plan.

SHAREHOLDER PROPOSALS

Any proposal which a shareholder wishes to have included in the proxy materials of Prudential Bancorp relating to the next annual meeting of shareholders of Prudential Bancorp, which is expected to be held in February 2009, had to be received at the principal executive offices of Prudential Bancorp, 1834 Oregon Avenue, Philadelphia, Pennsylvania 19145, Attention: Joseph R. Corrato, Executive Vice President and Chief Financial Officer, no later than September 6, 2008.  No such proposals were received.

Shareholder proposals which are not submitted for inclusion in Prudential Bancorp's proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Section 2.10 of Prudential Bancorp's Bylaws.  Notice of the proposal had to be given in writing and delivered to, or mailed and received at, our principal executive offices by September 6, 2008 and had to include the information required by Section 2.10 of our Bylaws.  No such proposals were received.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Prudential Bancorp.  Prudential Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Prudential Bancorp's common stock.

APPENDIX A

PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA
2008 STOCK OPTION PLAN

ARTICLE I
ESTABLISHMENT OF THE PLAN

Prudential Bancorp, Inc. of Pennsylvania (the “Corporation”) hereby establishes this 2008 Stock Option Plan (the “Plan”) upon the terms and conditions hereinafter stated.

ARTICLE II
PURPOSE OF THE PLAN

The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the MHC, the Corporation and its Subsidiary Companies, and rewarding Employees and Non-Employee Directors for outstanding performance.  All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.  Each recipient of an Option hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt and/or exercise of an Option hereunder.

ARTICLE III
DEFINITIONS

The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below.  Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

3.01         “Advisory Director” means a person appointed to serve as an advisory or emeritus director of the MHC, the Corporation or a Subsidiary Company or any successors thereto.

3.02         “Bank” means Prudential Savings Bank, the wholly owned subsidiary of the Corporation.

3.03         “Beneficiary” means the person or persons designated by an Optionee to receive any benefits payable under the Plan in the event of such Optionee’s death.  Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee.  In the absence of a written designation, the Beneficiary shall be the Optionee’s surviving spouse, if any, or if none, his estate.

3.04         “Board” means the Board of Directors of the Corporation.

3.05         “Change in Control” shall mean a change in ownership of the Corporation or the Bank, a change in the effective control of the Corporation or the Bank, or a change in the ownership of a substantial portion of the assets or the Corporation or the Bank, in each case as provided under Section 409A of the Code and the regulations thereunder; provided, however, that neither any second-step conversion and reorganization in which Prudential Mutual Holding Company (the “MHC”) ceases to exist nor any increase in the ownership of the Corporation by the MHC shall be deemed to constitute a Change in Control.

3.06         “Code” means the Internal Revenue Code of 1986, as amended.

3.07         “Committee” means a committee of two or more directors appointed by the Board pursuant to Article IV hereof.

3.08         “Common Stock” means shares of the common stock, $0.01 par value per share, of the Corporation.

3.09         “Director” means a member of the Board of Directors of the MHC, the Corporation or a Subsidiary Company or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

3.10         “Disability” means the Optionee (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Bank (or would have received such benefits for at least three months if he had been eligible to participate in such plan).

3.11         “Effective Date” means the day upon which the Board adopts this Plan.

3.12         “Employee” means any person who is employed by the MHC, the Corporation or a Subsidiary Company, or is an Officer of the MHC, the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the MHC, the Corporation or a Subsidiary Company.

3.13         “Employer Group” means the MHC, the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

3.14         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.15         “Exercise Price” means the price at which a share of Common Stock may be purchased by an Optionee pursuant to an Option.

3.16         “Fair Market Value” shall be equal to the fair market value per share of the Corporation’s Common Stock on the date an Option is granted.  For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use.  Notwithstanding the foregoing, if the Common Stock is not readily tradable on an established securities market for purposes of Section 409A of the Code, then the Fair Market Value shall be determined by means of a reasonable valuation method that takes into consideration all available information material to the value of the Corporation and that otherwise satisfies the requirements applicable under Section 409A of the Code and the regulations thereunder.

3.17         “FDIC” means the Federal Deposit Insurance Corporation.

3.18         “Incentive Stock Option” means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

3.19         “MHC” means Prudential Mutual Holding Company, the parent mutual holding company of the Corporation.

3.20         “Non-Employee Director” means a member of the Board (including advisory boards, if any) of the MHC, the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director of the Board of the Corporation and/or any Subsidiary Company, or a former Officer or Employee of the MHC, the Corporation and/or any Subsidiary Company serving as a Director or Advisory Director, who is not an Officer or Employee of the MHC, the Corporation or any Subsidiary Company.

3.21         “Non-Qualified Option” means any Option granted under this Plan which is not an Incentive Stock Option.

3.22         “Offering” means the offering of Common Stock to the public completed in 2005 in connection with the mutual holding company reorganization of the Bank and the issuance of the capital stock of the Bank to the Corporation.

3.23         “Officer” means an Employee whose position in the MHC, the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

3.24         “Option” means a right granted under this Plan to purchase Common Stock.

3.25         “Optionee” means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

3.26         “Retirement” means:

(a)    a termination of employment which constitutes a “retirement” at the “normal retirement age” or later under the Bank’s 401(k) Plan or such other qualified pension benefit plan maintained by the MHC, the Corporation or a Subsidiary Company as may be designated by the Board or the Committee, or, if no such plan is applicable, which would constitute “retirement” under the Bank’s 401(k) Plan, if such individual were a participant in that plan provided, however, that the provisions of this subsection (a) will not apply as long as an Optionee continues to serve as a Non-Employee Director, including service as an Advisory Director.

(b)           With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the MHC, the Corporation or a Subsidiary Company or any successors thereto (including service as an Advisory Director to the MHC, the Corporation or any Subsidiary Company) after reaching normal retirement age as established by the Corporation.

3.27         “Stock Option Agreement” means the written agreement setting forth the number of shares subject to the Option, the exercise price thereof, whether the Option is an Incentive Stock Option or a Non-Qualified Option and such other terms of the Option as the Committee shall deem appropriate.

3.28         “Subsidiary Companies” means those subsidiaries of the MHC and the Corporation, including the Bank, which meet the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, at the time of granting of the Option in question.

ARTICLE IV
ADMINISTRATION OF THE PLAN

4.01         Duties of the Committee.  The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02.  The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) address matters regarding the satisfaction of an Optionee’s tax withholding obligation pursuant to Section 12.02 hereof, (ii) to the extent permissible by applicable law and regulation, include arrangements to facilitate the Optionee’s ability to borrow funds for payment of the exercise or purchase price of an Option, if applicable, from securities brokers and dealers, and (iii) subject to any legal or regulatory restrictions or limitations,  include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired.  The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Option shall be final and binding in the absence of action by the Board.

4.02         Appointment and Operation of the Committee.  The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board.  The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto.  In addition, each member of the Committee shall be an (i) “outside director” within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations and (ii) “independent director” as such term is defined in Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market.  The Committee shall act by vote or written consent of a majority of its members.  Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs.  It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent.  The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

4.03         Revocation for Misconduct.  The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.  Options granted to a Non-Employee Director who is removed for cause pursuant to the MHC’s Articles of Incorporation or Bylaws, the Corporation’s Articles of Incorporation or Bylaws or the Bank’s Articles of Incorporation or Bylaws or the constituent documents of such other Subsidiary Company on whose board he serves shall terminate as of the effective date of such removal.

4.04         Limitation on Liability.  Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Options granted under it.  If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the MHC, the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

4.05         Compliance with Laws and Regulations.  All Options granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.  The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable.  Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

4.06         Restrictions on Transfer.  The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Option granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

4.07         No Deferral of Compensation Under Section 409A of the Code. All Options granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code.  Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Options granted under this Plan shall be designed to satisfy the exemption for stock options set forth in the regulations issued under Section 409A of the Code.  Both this Plan and the terms of all Options granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for stock options set forth in the regulations issued under Section 409A of the Code.  No Optionee shall be permitted to defer the recognition of income beyond the exercise date of a Non-Qualified Option or beyond the date that the Common Stock received upon the exercise of an Incentive Stock Option is sold.

ARTICLE V
ELIGIBILITY

Options may be granted to such Employees or Non-Employee Directors of the MHC, the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee.  Options may not be granted to individuals who are not Employees or Non-Employee Directors of either the MHC, the Corporation or its Subsidiary Companies.  Non-Employee Directors shall be eligible to receive only Non-Qualified Options.

ARTICLE VI
COMMON STOCK COVERED BY THE PLAN

6.01         Option Shares.  The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in Article IX, shall be 565,369.  None of such shares shall be the subject of more than one Option at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Options had been previously granted with respect to such shares.  During the time this Plan remains in effect, the aggregate grants of Options to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock initially available under the Plan, respectively, and Options granted to Non-Employee Directors in the aggregate may not exceed 30% of the number of shares initially available under this Plan, in each case subject to adjustment as provided in Article IX hereof.

6.02         Source of Shares.  The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

ARTICLE VII
DETERMINATION OF
OPTIONS, NUMBER OF SHARES, ETC.

The Board or the Committee shall, in its discretion, determine from time to time which Employees or Non-Employee Directors will be granted Options under the Plan, the number of shares of Common Stock subject to each Option, and whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option.  In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the MHC, the Corporation and its Subsidiary Companies, his salary or other compensation and such other factors as the Board or the Committee shall deem relevant to accomplishing the purposes of the Plan.  The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Options to be granted to him.

ARTICLE VIII
OPTIONS

Each Option granted hereunder shall be on the following terms and conditions:

8.01         Stock Option Agreement.  The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan.  Each Optionee shall receive a copy of his executed Stock Option Agreement.  Any Option granted with the intention that it will be an Incentive Stock Option but which fails to satisfy a requirement for Incentive Stock Options shall continue to be valid and shall be treated as a Non-Qualified Option.

8.02         Option Exercise Price.

(a)   Incentive Stock Options.  The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b), and subject to any applicable adjustment pursuant to Article IX hereof.

(b)   Non-Qualified Options.  The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted, and subject to any applicable adjustment pursuant to Article IX hereof.

8.03         Vesting and Exercise of Options.

(a)   General Rules.  Incentive Stock Options and Non-Qualified Options granted hereunder shall become vested and exercisable at the rate no more rapid than 20% per year, commencing one year from the date of grant, as shall be determined by the Committee, and the right to exercise shall be cumulative.  Notwithstanding the foregoing, except as provided in Section 8.03(b) hereof, no vesting shall occur on or after an Employee’s employment and/or service as a Non-Employee Director (which, for purposes hereof, shall include service as an Advisory Director) with the MHC, the Corporation or any of the Subsidiary Companies is terminated.  In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and deemed vested on the final date of vesting.

(b)   Accelerated Vesting.  Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the MHC, the Corporation or a Subsidiary Company or service as a Non-Employee Director (including for purposes hereof, service as an Advisory Director) because of his death or Disability (provided, however, no such accelerated vesting shall occur if an Optionee remains employed by or continues to serve as a Director (including for purposes hereof service as an Advisory Director) of at least one member of the Employer Group). Furthermore, notwithstanding the general rule contained in Section 8.03(a), all Options granted under this Plan shall become vested and exercisable in full as of the effective date of a Change in Control.

8.04         Duration of Options.

(a)   General Rule.  Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to Employees and Non-Employee Directors shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) six (6) months after the date on which the Optionee ceases to be employed (or in the service of the Board of Directors) by the Corporation and all Subsidiary Companies, unless the Board of Directors or the Committee in its discretion decides at the time of grant to extend such period of exercise to a period not exceeding three (3) years.  In the event an Incentive Stock Option is not exercised within 90 days of the effective date of termination of Optionee’s status as an Employee, the tax treatment accorded Incentive Stock Options by the Code may not be available.  In addition, the accelerated vesting of Incentive Stock Options provided by Section 8.03(b) may result in all or a portion of such Incentive Stock Options no longer qualifying as Incentive Stock Options.  Notwithstanding anything herein to the contrary, all executive officers and directors of the Corporation must either exercise or forfeit any Options granted hereunder in the event that the Bank becomes critically undercapitalized (as defined in 12 C.F.R. § 325.103 or any successor thereto), is subject to FDIC enforcement action or receives a capital directive from the FDIC under 12 C.F.R. Part 325.

(b)   Exception for Termination Due to Disability, Retirement, Change in Control or Death. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted: (i) if an Employee terminates his employment with the MHC, the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options, and (ii) if a Non-Employee Director terminates his service as a director (including service as an Advisory Director) with the MHC, the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Non-Employee Director shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options.

Subject to the provisions of Article IX hereof, unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the MHC, the Corporation or a Subsidiary Company following a Change in Control without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term (or five (5) year term for options subject to Section 8.09(b) hereof) of the Option from the date of grant.

If an Optionee dies while in the employ or service of the MHC, the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise such Options.

In no event, however, shall any Option be exercisable more than ten (10) years (or five (5) years for options subject to Section 8.09(b) hereof) from the date it was granted.

8.05         Nonassignability.  Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee’s lifetime shall be exercisable only by such Optionee or the Optionee’s guardian or legal representative.  Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his immediate family or to a duly established trust for the benefit of one or more of these individuals.   For purposes hereof, “immediate family” includes but is not necessarily limited to the Optionee’s spouse, children (including step children), parents, grandchildren and great grandchildren.  Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05.  Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

8.06         Manner of Exercise.  Options may be exercised in part or in whole and at one time or from time to time.  The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

8.07         Payment for Shares.  Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option.  All shares sold under the Plan shall be fully paid and nonassessable.  Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell a sufficient number of the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, or (iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the previous exercise of an Option) equal in fair market value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing.  With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof more than six months prior to the exercise date of the Option (or one year in the case of previously exercised Incentive Stock Options).

8.08         Voting and Dividend Rights.  No Optionee shall have any voting or dividend rights or other rights of a shareholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation’s shareholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

8.09         Additional Terms Applicable to Incentive Stock Options.  All Options issued under the Plan which are designated as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

(a)   Amount Limitation.  Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year, under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

(b)   Limitation on Ten Percent Shareholders.  The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to shareholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.03 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

(c)   Notice of Disposition; Withholding; Escrow.  An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of.  The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any minimum withholding requirements of Federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose.  The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

ARTICLE IX
ADJUSTMENTS FOR CAPITAL CHANGES

9.01         General Adjustments.  The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any Option relates, the maximum number of shares that can be covered by Options to each Employee, each Non-Employee Director and Non-Employee Directors as a group and the exercise price per share of Common Stock under any Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the Effective Date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

9.02         Adjustments for Mergers and Other Corporate Transactions.  If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation’s Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Option shall be converted, subject to the conditions herein stated, into the right to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Optionee would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options, provided that in each case the number of shares or other securities subject to the substituted or assumed stock options and the exercise price thereof shall be determined in a manner that satisfies the requirements of Treasury Regulation §1.424-1 and the regulations issued under Section 409A of the Code so that the substituted or assumed option is not deemed to be a modification of the outstanding Options.  Notwithstanding any provision to the contrary herein, the term of any Option granted hereunder and the property which the Optionee shall receive upon the exercise or termination thereof shall be subject to and be governed by the provisions regarding the treatment of any such Options set forth in a definitive agreement with respect to any of the aforementioned transactions entered into by the Corporation to the extent any such Option remains outstanding and unexercised upon consummation of the transactions contemplated by such definitive agreement.

ARTICLE X
AMENDMENT AND TERMINATION OF THE PLAN

The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Options have not been granted, subject to regulations of the FDIC and any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements.  The Board may not, without the consent of the holder of an Option, alter or impair any Option previously granted or awarded under this Plan except as provided by Article IX hereof or except as specifically authorized herein.

Notwithstanding anything to the contrary herein, in no event shall the Board of Directors without shareholder approval amend the Plan nor shall the Board of Directors or the Committee amend an Option in any manner that effectively allows the repricing of any Option previously granted under the Plan either through a reduction in the Exercise Price or through the cancellation and regrant of a new Option in exchange for the cancelled Option (except as permitted pursuant to Article IX in connection with a change in the Corporation’s capitalization).

ARTICLE XI
EMPLOYMENT RIGHTS

Neither the Plan nor the grant of any Options hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director of the MHC, the Corporation or a Subsidiary Company to continue in such capacity.

ARTICLE XII
WITHHOLDING

12.01      Tax Withholding.   The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable minimum withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Option.  The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.09(c).

12.02      Methods of Tax Withholding.  The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee’s tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Option and/or by the Optionee’s delivery of previously owned shares of Common Stock or other property.

ARTICLE XIII
EFFECTIVE DATE OF THE PLAN; TERM

13.01      Effective Date of the Plan.  This Plan shall become effective on the Effective Date, and Options may be granted hereunder no earlier than the date this Plan is approved by shareholders and no later than the termination of the Plan, provided this Plan is approved by the shareholders of the Corporation pursuant to Article XIV hereof.

13.02      Term of Plan.  Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date.  Termination of the Plan shall not affect any Options previously granted and such Options shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms or the terms hereof expire or are forfeited.

ARTICLE XIV
SHAREHOLDER APPROVAL

The Corporation shall submit this Plan to shareholders for approval at a meeting of shareholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and the regulations thereunder, (ii) Section 162(m) of the Code and the regulations thereunder, and (iii) the Nasdaq Stock Market for continued quotation of the Common Stock on the Nasdaq National Market.

ARTICLE XV
MISCELLANEOUS

15.01      Governing Law.  To the extent not governed by federal law, this Plan shall be construed under the laws of the Commonwealth of Pennsylvania.

15.02      Pronouns.  Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

APPENDIX B

PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA
2008 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

ARTICLE I
ESTABLISHMENT OF THE PLAN AND TRUST

1.01         Prudential Bancorp, Inc. of Pennsylvania (the “Corporation”) hereby establishes the 2008 Recognition and Retention Plan (the “Plan”) and Trust (the “Trust”) upon the terms and conditions hereinafter stated in this 2008 Recognition and Retention Plan and Trust Agreement (the “Agreement”).

1.02         The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

ARTICLE II
PURPOSE OF THE PLAN

The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the MHC, the Corporation and its Subsidiary Companies as compensation for their contributions to the MHC, the Corporation and the Subsidiary Companies and as an incentive to make such contributions in the future.   Each Recipient of a Plan Share Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt of a Plan Share Award hereunder.

ARTICLE III
DEFINITIONS

The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below.  Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

3.01         “Advisory Director” means a person appointed to serve as an advisory or emeritus director of the MHC, the Corporation or a Subsidiary Company or any successors thereto.

3.02         “Bank” means Prudential Savings Bank, the wholly owned subsidiary of the Corporation.

3.03         “Beneficiary” means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient’s death.  Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee.  In the absence of a written designation, the Beneficiary shall be the Recipient’s surviving spouse, if any, or if none, his estate.

3.04         “Board” means the Board of Directors of the Corporation.

3.05         “Change in Control” shall mean a change in ownership of the Corporation or the Bank, a change in the effective control of the Corporation or the Bank, or a change in the ownership of a substantial portion of the assets or the Corporation or the Bank, in each case as provided under Section 409A of the Code and the regulations thereunder; provided, however, that neither any second-step conversion and reorganization in which Prudential Mutual Holding Company (the “MHC”) ceases to exist nor any increase in the ownership of the Corporation by the MHC shall be deemed to constitute a Change in Control.

3.06         “Code” means the Internal Revenue Code of 1986, as amended.

3.07         “Committee” means the committee appointed by the Board pursuant to Article IV hereof.

3.08         “Common Stock” means shares of the common stock, $0.01 par value per share, of the Corporation.

3.09         “Director” means a member of the Board of Directors of the MHC, the Corporation or a Subsidiary Company or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

3.10         “Disability” means the Recipient (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Bank (or would have received such benefits for at least three months if he had been eligible to participate in such plan).

3.11         “Effective Date” means the day upon which the Board adopts this Plan.

3.12         “Employee” means any person who is employed by the MHC, the Corporation or a Subsidiary Company or is an Officer of the MHC, the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the MHC, the Corporation or a Subsidiary Company.

3.13         “Employer Group” means the MHC, the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

3.14         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.15         “FDIC” means the Federal Deposit Insurance Corporation.

3.16         “MHC” means Prudential Mutual Holding Company, the parent mutual holding company of the Corporation.

3.17         “Non-Employee Director” means a member of the Board (including advisory boards, if any) of the MHC, the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director of the Board of the MHC, the Corporation and/or any Subsidiary Company or a former Officer or Employee of the MHC, the Corporation and/or any Subsidiary Company serving as a Director or Advisory Director who is not an Officer or Employee of the Corporation or any Subsidiary Company.

3.18         “Offering” means the offering of Common Stock to the public completed in 2005 in connection with the mutual holding company reorganization of the Bank and the issuance of the capital stock of the Bank to the Corporation.

3.19         “Officer" means an Employee whose position in the MHC, the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

3.20         “Performance Share Award” means a Plan Share Award granted to a Recipient pursuant to Section 7.05 of the Plan.

3.21         “Performance Goal” means an objective for the MHC, the Corporation or any Subsidiary Company or any unit thereof or any Employee of the foregoing that may be established by the Committee for a Performance Share Award to become vested, earned or exercisable.  The establishment of Performance Goals are intended to make the applicable Performance Share Awards “performance-based” compensation within the meaning of Section 162(m) of the Code, and the Performance Goals shall be based on one or more of the following criteria:

(i)	net income, as adjusted for non-recurring items;
(ii)	cash earnings;
(iii)	earnings per share;
(iv)	cash earnings per share;
(v)	return on average equity;
(vi)	return on average assets;
(vii)	assets;
(viii)	stock price;
(ix)	total shareholder return;
(x)	capital;
(xi)	net interest income;
(xii)	market share;
(xiii)	cost control or efficiency ratio; and
(xiv)	asset growth.

3.22         “Plan Shares” or “Shares” means shares of Common Stock which may be distributed to a Recipient pursuant to the Plan.

3.23         “Plan Share Award” or “Award” means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII hereof, and includes Performance Share Awards.

3.24         “Recipient” means an Employee or a Non-Employee Director or former Employee or Non-Employee Director who receives a Plan Share Award or Performance Share Award under the Plan.

3.25         “Subsidiary Companies” means those subsidiaries of the Corporation, including the Bank, which meet the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, at the time of the granting of the Plan Share Award in question.

3.26         “Trustee” means such firm, entity or persons approved by the Board to hold legal title to the Plan and the Plan assets for the purposes set forth herein.

ARTICLE IV
ADMINISTRATION OF THE PLAN

4.01         Duties of the Committee.  The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act.  In addition, each member of the Committee shall be an (i) “outside director” within the meaning of Section 162(m) of the Code and the regulations thereunder at such times as is required under such regulations and (ii) “independent director” as such term is defined in Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market or any successor thereto.  The Committee shall have all of the powers allocated to it in this and other Sections of the Plan.  The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board.  The Committee shall act by vote or written consent of a majority of its members.  Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs.  The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than once per calendar year.

4.02         Role of the Board.  The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board.  The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors.

4.03         Revocation for Misconduct.  Notwithstanding anything to the contrary herein, the Board or the Committee may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the MHC, the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.  Unvested Plan Share Awards to a Non-Employee Director who is removed for cause pursuant to the MHC's Articles of Incorporation or Bylaws, the Corporation’s Articles of Incorporation or Bylaws or the Bank’s Charter or Bylaws or the constituent documents of such other Subsidiary Company on whose board he serves shall terminate as of the effective date of such removal.

4.04         Limitation on Liability.  No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it.  If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of  the MHC, the Corporation and any Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

4.05         Compliance with Laws and Regulations.  All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or shareholders as may be required.   The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

4.06         Restrictions on Transfer.  The Corporation may place a legend upon any certificate representing shares issued pursuant to a Plan Share Award noting that such shares may be restricted by applicable laws and regulations.

4.07         No Deferral of Compensation Under Section 409A of the Code.  All Awards granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code.  No Recipient shall be permitted to defer the recognition of income beyond the date an Award shall be deemed earned pursuant to Article VII of the Plan.

ARTICLE V
CONTRIBUTIONS

5.01         Amount and Timing of Contributions.  The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiary Companies to the Trust established under this Plan.  Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution.  No contributions by Employees or Non-Employee Directors shall be permitted.

5.02         Investment of Trust Assets; Number of Plan Shares.  Subject to Section 8.02 hereof, the Trustee shall invest all of the Trust’s assets primarily in Common Stock.  The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 226,148 shares of Common Stock, subject to adjustment as provided in Section 9.01 hereof, which shares shall be purchased (from the Corporation and/or, if permitted by applicable regulations, from shareholders thereof) by the Trust with funds contributed by the Corporation.  During the time this Plan remains in effect, Awards to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock initially available under the Plan, respectively, and Plan Share Awards to Non-Employee Directors in the aggregate shall not exceed 30% of the number of shares initially available under this Plan, in each case subject to adjustment as provided in Section 9.01 hereof.

ARTICLE VI
ELIGIBILITY; ALLOCATIONS

6.01         Awards.  Plan Share Awards and Performance Share Awards may be made to such Employees and Non-Employee Directors as may be selected by the Board or the Committee.  In selecting those Employees to whom Plan Share Awards and/or Performance Share Awards may be granted and the number of Shares covered by such Awards, the Board or the Committee shall consider the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the Corporation, his salary or other compensation and such other factors as deemed relevant to accomplishing the purposes of the Plan.  The Board or the Committee may, but shall not be required to, request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards and/or Performance Share Awards to be granted to him.

6.02         Form of Allocation.  As promptly as practicable after an allocation pursuant to Section 6.01 that a Plan Share Award or a Performance Share Award is to be issued, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient.  The Board or the Committee shall maintain records as to all grants of Plan Share Awards  or Performance Share Awards under the Plan.

6.03         Allocations Not Required to any Specific Employee or Non-Employee Director.  No Employee or Non-Employee Director shall have any right or entitlement to receive a Plan Share Award hereunder, with such Awards being at the total discretion of the Board or the Committee.

ARTICLE VII
EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

7.01         Earning Plan Shares; Forfeitures.

(a)   General Rules.  Subject to the terms hereof, Plan Share Awards shall be earned by a Recipient at a rate no more rapid than twenty percent (20%) of the aggregate number of Shares covered by the Award as of each annual anniversary of the date of grant of the Award, with the actual vesting rate to be determined by the Committee.  If the employment of an Employee or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) is terminated before the Plan Share Award has been completely earned for any reason (except as specifically provided in subsection (b) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned.  In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Section 6.01 hereof as if no Award had been previously granted with respect to such Shares.  No fractional shares shall be distributed pursuant to this Plan.

(b)   Exception for Terminations Due to Death, Disability or Change in Control. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary Company or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) terminates due to death or Disability shall be deemed earned as of the Recipient’s last day of employment with or service to the Corporation or any Subsidiary Company (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by or continues to serve as a Director (including for purposes hereof service as an Advisory Director) of at least one member of the Employer Group) and shall be distributed as soon as practicable thereafter.  Furthermore, notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed earned as of the effective date of a Change in Control.

7.02         Distribution of Dividends.  Any cash dividends, stock dividends or returns of capital declared in respect of each unvested Plan Share Award will be held by the Trust for the benefit of the Recipient on whose behalf such Plan Share Award is then held by the Trust, and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Plan Share Award becomes earned.

7.03         Distribution of Plan Shares.

(a)   Timing of Distributions:  General Rule.   Subject to the provisions of Section 7.05 hereof, Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

(b)   Form of Distributions.  All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock.  One share of Common Stock shall be given for each Plan Share earned and distributable.  Payments representing cash dividends shall be made in cash.

(c)   Withholding.  The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares.  The Trustee shall pay over to the MHC, the Corporation or any Subsidiary Company which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

(d)   Restrictions on Selling of Plan Shares.  Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan.  Upon distribution, the Board or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

7.04         Voting of Plan Shares.  All shares of Common Stock held by the Trust shall be voted by the Trustee in its discretion.  Recipients of Plan Share Awards shall have no voting rights until the Common Stock is earned and distributed pursuant to the terms of the Plan Share Award.

7.05         Performance Awards

(a)   Designation of Performance Share Awards.  The Committee may determine to make any Plan Share Award a Performance Share Award by making such Plan Share Award contingent upon the achievement of a Performance Goal or any combination of Performance Goals.  Each Performance Share Award shall be evidenced by a written agreement (“Performance Award Agreement”), which shall set forth the Performance Goals applicable to the Performance Share Award, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Share Award.  Each Performance Share Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code or any successor thereto.

(b)   Timing of Grants.  Any Performance Share Award shall be made not later than 90 days after the start of the period for which the Performance Share Award relates and shall be made prior to the completion of 25% of such period.  All determinations regarding the achievement of any Performance Goals will be made by the Committee.  The Committee may not increase during a year the amount of a Performance Share Award that would otherwise be payable upon achievement of the Performance Goals but may reduce or eliminate the payments as provided for in the Award Agreement.

(c)   Restrictions on Grants.  Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

(d)   Rights of Recipients.  Notwithstanding anything to the contrary herein, a Participant who receives a Performance Share Award payable in Common Stock shall have no rights as a shareholder until the Common Stock is issued pursuant to the terms of the Award Agreement.

(e)   Distribution.  No Performance Share Award or portion thereof that is subject to the attainment or satisfaction of a condition of a Performance Goal shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions or Performance Goal to which the distribution, earning or vesting of such Award is subject have been achieved.

7.06         Nontransferable.  Plan Share Awards and Performance Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to Sections 6.02 and/or 7.05(a), as the case may be.  No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the MHC, the Corporation or any Subsidiary Company be subject to any claim for benefits hereunder.

ARTICLE VIII
TRUST

8.01         Trust.  The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

8.02         Management of Trust.  It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust.  In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

(a)    To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries.  The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

(b)    To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

(c)    To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

(d)    To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

(e)    To employ brokers, agents, custodians, consultants and accountants.

(f)    To hire counsel to render advice with respect to its rights, duties and obligations hereunder, and such other legal services or representation as it may deem desirable.

(g)    To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of a court for the exercise of any power herein contained, or give bond.

8.03         Records and Accounts.  The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

8.04         Expenses.  All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

8.05         Indemnification.  Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee’s powers and the discharge of its duties hereunder, unless the same shall be due to its gross negligence or willful misconduct.

ARTICLE IX
MISCELLANEOUS

9.01         Adjustments for Capital Changes.  The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards and the number of Shares to which any unvested Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the Effective Date of the Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, the payment of a stock dividend or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.  If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation or of another corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Recipient of a Plan Share Award shall be entitled, subject to the conditions herein stated, to receive such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Recipients would have been entitled to receive except for such action.

9.02         Amendment and Termination of Plan.  The Board may, by resolution, at any time amend or terminate the Plan, subject to any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements.  The Board may not, without the consent of the Recipient, alter or impair his Plan Share Award except as specifically authorized herein.  Termination of this Plan shall not affect Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they (a) have been fully earned, (b) are surrendered, or (c) expire or are forfeited in accordance with their terms.

9.03         Employment or Service Rights.  Neither the Plan nor any grant of a Plan Share Award, Performance Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

9.04         Voting and Dividend Rights.  No Recipient shall have any voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by a Plan Share Award or Performance Share Award, except as expressly provided in Sections 7.02, 7.04 and 7.05 above, prior to the time said Plan Shares are actually earned and distributed to him.

9.05         Governing Law.  To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the Commonwealth of Pennsylvania.

9.06         Effective Date. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder no earlier than the date this Plan is approved by the shareholders of the Corporation and prior to the termination of the Plan.  The implementation of this Plan is subject to the approval of the Plan by the Corporation’s shareholders in order to meet the requirements of (i) Section 162(m) of the Code and the regulations thereunder and (ii) the Nasdaq Stock Market for continued quotation of the Common Stock on the Nasdaq Global Market.

9.07         Term of Plan.  This Plan shall remain in effect until the earlier of (i) ten (10) years from the Effective Date, (ii) termination by the Board, or (iii) the distribution to Recipients and Beneficiaries of all the assets of the Trust.

9.08         Tax Status of Trust.  It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.

[signature page follows]

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the initial Trustees of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this 19th day of November 2008.

PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA		TRUSTEES:

By:	/s/ Thomas A. Vento	/s/ Joseph W. Packer, Jr
	Thomas A. Vento	Joseph W. Packer, Jr.
President and Chief Executive Officer
/s/ A. J. Fanelli
A. J. Fanelli

/s/ Francis V. Mulcahy
Francis V. Mulcahy

☒ Please Mark Votes As in This Example	REVOCABLE PROXY/VOTING INSTRUCTION CARD PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 23, 2008 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Prudential Bancorp, Inc. of Pennsylvania or any successors thereto, as proxies with full powers of substitution, and the trustees of the ESOP and 401(k) Plan, as applicable, to represent and vote, as designated below, all the shares of common stock of Prudential Bancorp, Inc. held of record by or allocated to the ESOP or 401(k) Plan account of the undersigned on November 14, 2008 at the Special Meeting of Shareholders to be held in the Community Room at the main office of Prudential Savings Bank, located at 1834 West Oregon Avenue, Philadelphia, Pennsylvania on Tuesday, December 23, 2008, at 11:00 a.m., Eastern Time, or at any adjournment thereof.

1.	PROPOSAL to adopt the 2008 Stock Option Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

2.	PROPOSAL to adopt the 2008 Recognition and Retention Plan and Trust Agreement.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	In their discretion, the proxies/trustees are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote "FOR" the 2008 Stock Option Plan and "FOR" the 2008 Recognition and Retention Plan and Trust Agreement.

The shares of Prudential Bancorp's common stock will be voted as specified.  If not otherwise specified, this proxy/voting instruction card will be voted FOR the 2008 Stock Option Plan and FOR the 2008 Recognition and Retention Plan and Trust Agreement, and otherwise at the discretion of the proxies/trustees.  You may revoke your proxy at any time prior to the time it is voted at the Annual Meeting and your voting instruction card prior to December 18, 2008.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders of Prudential Bancorp, Inc. of Pennsylvania and the accompanying Proxy Statement, prior to the signing of this proxy/voting instruction card.

This card also constitutes your voting instructions for any shares held in the Employees' Savings & Profit Sharing Plan ("401(k) Plan") and the Prudential Savings Bank ESOP and the undersigned hereby authorizes the respective trustees of such Plans to vote the shares allocated to the undersigned's account(s) as provided herein.  Shares held in the ESOP and 401(k) Plan allocated to participants' accounts will generally not be voted unless the proxy/voting instruction card is returned.  With respect to any other matter that properly comes before the meeting, the trustees are authorized to vote the shares as directed by Prudential Bancorp.

Please be sure to sign in the box below and date this Proxy/Voting Instruction Card.	Date
Shareholder/Participant sign above ____	Co-holder (if any) sign above

▲	Detach above card, sign, date and mail in postage paid envelope provided.	▲

PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA

Please sign this proxy/voting instruction card exactly as your name(s) appear(s) on this proxy/voting instruction card.  When signing in a representative capacity, please give title.  When shares are held jointly, only one holder need sign.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY/VOTING INSTRUCTION CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY/VOTING INSTRUCTION CARD IN THE ENVELOPE PROVIDED.

November 26, 2008

To:	Participants in the Prudential Savings Bank Employee Stock Ownership Plan (the “ESOP”) and/or Employees’ Savings & Profit Sharing Plan (the “401(k) Plan”)

Re:	Instructions for voting shares of common stock of Prudential Bancorp, Inc. of Pennsylvania

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Special Meeting of Shareholders of Prudential Bancorp, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Prudential Bancorp allocated to your account(s) in the Prudential Savings Bank ESOP and/or 401(k) Plan will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a Proxy/Voting Instruction Card.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the ESOP and/or 401(k) Plan by marking, dating, signing and returning the enclosed Proxy/Voting Instruction Card in the envelope provided.  In order to be effective, your Proxy/Voting Instruction Card must be received by Registrar and Transfer Company no later than December 18, 2008.  Registrar and Transfer Company will tabulate the votes for the purpose of having those shares voted by the Trustees.

We urge each of you to vote, as a means of participating in the governance of the affairs of Prudential Bancorp.  If your voting instructions are not received, the shares allocated to your ESOP and/or 401(k) Plan account(s) generally will not be voted by the Trustees.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account(s) under the ESOP and/or 401(k) Plan.  If you also own shares of Prudential Bancorp common stock outside of the ESOP and/or 401(k) Plan, you should receive other voting material for those shares owned by you individually.  Please return ALL your voting material so that all your shares may be voted.

Sincerely,

/s/ Thomas A. Vento
Thomas A. Vento
President